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                                                                    Exhibit 10.4

                  AMENDED AND RESTATED IPO ALLOCATION AGREEMENT

         THIS AMENDED AND RESTATED IPO ALLOCATION AGREEMENT (this "Agreement") is entered into as of December 22, 2003 by and among Egenera, Inc., a Delaware corporation (the "Company"), Crosslink Capital, Inc. ("Crosslink"), TCV IV, L.P. and TCV IV Strategic Partners, L.P. (collectively, "TCV"). Each of Crosslink and TCV is referred to herein as an "Investor" and collectively as the "Investors."

         WHEREAS, the Company has previously sold its Series C Convertible Preferred Stock pursuant to that certain Series C Convertible Preferred Stock Purchase Agreement, dated as of May 16, 2002, by and among the Company and affiliates of Crosslink, among others (the "Series C Purchase Agreement"), and in connection therewith entered into an IPO Allocation Agreement of even date therewith with Crosslink (the "Prior Agreement");

         WHEREAS, the Company is undertaking to sell its Series D Convertible Preferred Stock pursuant to that certain Series D Convertible Preferred Stock of even date herewith by and among the Company and TCV, among others (the "Series D Purchase Agreement"); and

         WHEREAS, in consideration of TCV's execution and delivery of the Series D Purchase Agreement, the Company and Crosslink wish to amend and restate the Prior Agreement in its entirety as set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and Crosslink hereby agree to amend and restate the Prior Agreement in its entirety as follows in order to include TCV as a party hereunder as set forth herein:

         1.       Directed Shares.

                  (a) The Company agrees that, in the event of a filing for an initial public offering of the common stock of the Company ("Common Stock") on or after the date hereof (the "IPO"), the Company shall require that the managing underwriter or underwriters of such IPO offer to each of Crosslink and TCV the right to purchase or to direct to the investors affiliated with Crosslink and TCV, respectively, identified on Schedule I attached hereto (the "Investor Affiliates"), such number of shares of the aggregate numbers of shares of Common Stock to be sold in the IPO (excluding any shares sold pursuant to any overallotment or green shoe option) in an amount sufficient for Crosslink and TCV, respectively, to maintain its pro rata ownership in the Company on a fully diluted basis (including for purposes of such calculation securities held by the Investor Affiliates and assuming the conversion, exercise and exchange of all options, warrants, rights and other securities convertible into, or exercisable or exchangeable for, shares of Common Stock or

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reserved by the Company for issuance to directors, officers, employees or consultants), as in effect immediately prior to the IPO (the "Directed Shares"). The Directed Shares shall be offered pursuant to the immediately preceding sentence, to the fullest extent practicable, on the same terms and at the same price at which they are being offered to the public, pursuant to the Company's IPO registration statement, subject (i) to the other provisions of this Agreement and (ii) in all cases to the requirements of applicable federal, state or other securities laws (including but not limited to the Securities Act of 1933, as from time to time amended, and the rules and regulations from time to time promulgated thereunder (the "Securities Act")) or the rules and regulations of any securities exchange (including but not limited to the New York Stock Exchange) on which or any self-regulatory organization (including but not limited the National Association of Securities Dealers) with which the Company has listed or desires to list shares of Common Stock in connection with the IPO (collectively, "Securities Laws").

                  (b) In connection with the exercise of the rights provided to Crosslink and TCV pursuant to this Section 1, Crosslink and TCV, severally and not jointly, shall make, at its sole respective expense and in a timely manner, all reports, applications and other filings necessary to comply with all Securities Laws and other rules or regulations, if any, applicable to such Investor and promptly provide all information reasonably requested by the Company or the managing underwriter or underwriters in connection with the IPO.

                  (c) Anything herein to the contrary notwithstanding, in the event that (i) the number of Directed Shares exceeds ten percent (10%) of the number of shares of Common Stock to be offered in the IPO (excluding any shares to be sold pursuant to any overallotment or green shoe option) and (ii) the managing underwriter or underwriters in connection with the IPO determine, in good faith, that the purchase of all of the Directed Shares by Crosslink and TCV would be detrimental to the IPO, then such underwriter or underwriters may reduce the number of shares of Common Stock to be available to the Investors under this Section 1 by such number of shares as the underwriters, in good faith, determine is appropriate to ensure the success of the IPO, but in no event below ten percent (10%) of the number of shares of Common Stock offered in the IPO (excluding any shares sold pursuant to any overallotment or green shoe option); provided, however, that any such reduction shall be allocated on a pro rata basis among Crosslink and TCV in accordance with the number of Directed Shares otherwise to be offered to Crosslink and TCV, respectively, prior to such reduction. Any such reduction may be made before or after any election by Crosslink and TCV to purchase Directed Shares is made pursuant to Section 1(e) or 1(f) below.

                  (d) At least fifteen (15) business days prior to filing a registration statement for the IPO, the Company shall deliver a notice in accordance with Paragraph 2 of this Agreement ("IPO Notice") to Crosslink and TCV stating (i) its bona fide intention to consummate the IPO, (ii) the number of Directed Shares which each of Crosslink and TCV is entitled to purchase and
(iii) the proposed price range upon which the Directed Shares will be offered. Such price range shall be the range specified by the lead underwriter in such IPO. In the event of a change in the price range or the aggregate numbers of shares of Common Stock to be sold in the IPO (excluding any shares sold pursuant to any overallotment or green shoe option), the Company shall promptly deliver notice to Crosslink and TCV of such

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change, including a recalculation of the number of Directed Shares (a "Revised
IPO Notice").

                  (e) By written notification given not later than ten (10) business days after the IPO Notice is given, each of Crosslink and TCV may elect to purchase, at the gross price per share negotiated by the Company with the underwriters as reflected on the final prospectus for the IPO, all or any portion of the Directed Shares to which such Investor is entitled to purchase hereunder. The failure by Crosslink or TCV to notify the Company of its respective election to purchase Directed Shares not later than ten (10) business days after the IPO Notice is given shall terminate such failing Investor's rights pursuant to this Agreement, unless the IPO is not completed within one hundred eighty (180) days of the IPO Notice.

                  (f) By written notification received by the Company within two
(2) business days after receipt by an Investor of any Revised IPO Notice, such Investor may elect to increase or decrease the number of Directed Shares for which such Investor had elected to purchase.

                  (g) Each of Crosslink and TCV shall have the right to rescind, by written notice delivered to the Company, its respective election to purchase Directed Shares under Section 1(e) or 1(f) above, in whole and not in part, in the event of any adverse developments in the IPO process, the Company or the securities markets, which rescission right shall expire at the earliest of (i) the time that the underwriters in the IPO are required to purchase the shares pursuant to the underwriting agreement related to the IPO, and, (ii) subject to the registration statement for the IPO thereafter being declared effective, the filing by the Company of a pricing amendment to the registration statement for the IPO together with a request that the effectiveness of the registration statement be accelerated. Any such rescission by Crosslink or TCV shall be irrevocable and shall terminate all of Crosslink's or TCV's, rights, respectively, under this Agreement, unless the IPO is not completed within one hundred eighty (180) days of the IPO Notice.

                  (h) In connection with the purchase of Directed Shares pursuant to this Section 1, each of Crosslink and TCV shall comply with all requirements and procedures required by the managing underwriter or underwriters of the IPO of purchasers participating in a directed share program, if any, or of purchasers in the IPO generally, including but not limited to requirements related to providing information related to Crosslink and TCV, respectively, reasonably required to be included in the prospectus related to the IPO and entering into indemnification and contribution arrangements with respect to such information.

                  (i) If requested in writing by the lead underwriter in the IPO, each of Crosslink and TCV shall, and shall cause each of their respective Investor Affiliates to, agree not to sell publicly any Directed Shares or any other shares of Common Stock, without the consent of such underwriter, for a period of not more than one hundred eighty (180) days following the effective date of the registration statement relating to the IPO (the "Lock-Up Period"); provided, however, that all persons entitled to registration rights with respect to shares of Common Stock who are not parties to that certain Third Amended and Restated Registration Rights Agreement dated as of the date hereof among the Company and certain

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holders of the Company's capital stock (the "Registration Rights Agreement"), all other persons selling shares of Common Stock in the IPO, if any, all persons holding in excess of 1% of the capital stock of the Company on a fully diluted basis (determined in accordance with the terms of Section 1(a) hereof) and all executive officers and directors of the Company shall also have agreed not to sell publicly their Common Stock under the circumstances set forth in this
Section 1(i).

                  (j) Anything herein to the contrary notwithstanding, solely in connection with any firm commitment underwritten public offering of Common Stock for which a registration statement is completed during the Lock-up Period and in which selling stockholders participate (a "Follow-on Offering"), the shares of Common Stock purchased by Crosslink or TCV and any Investor Affiliates in the IPO shall be deemed to be "Restricted Stock" pursuant to the terms of the Registration Rights Agreement.

         2. Private Placement Right. Notwithstanding the foregoing, in the event that, (i) by reason of the provisions of Section 1 above, there would be any conflict with any Securities Laws or other legal impediment or requirement which would prevent or materially delay the consummation of or unreasonably interfere with either the IPO or the purchase of Directed Shares as contemplated in Section 1 above or (ii) the IPO shall occur within one year of the date hereof, neither Crosslink nor TCV shall have any rights under Section 1 above and each of Crosslink and TCV (so long as such Investor is an "accredited investor" within the meaning of Rule 501 under the Securities Act of 1933, as amended (the "Securities Act")) shall be entitled to purchase or direct to any of the Investor Affiliates (so long as each of such Investor Affiliates to whom Crosslink or TCV, respectively, so directs any shares is an "accredited investor" within the meaning of Rule 501 under the Securities Act), in a separate private placement that may be conducted, in whole or in part, concurrently with the IPO (the "Private Placement"), up to a number of shares of Common Stock (the "Private Placement Shares"), at the same net price (net of underwriting discounts and commissions in the IPO) as shall equal the number of Directed Shares. The Private Placement Shares shall be deemed to be "Restricted Stock" pursuant to the terms of the Registration Rights Agreement. Anything herein to the contrary notwithstanding, (i) in the event that such a Private Placement would be deemed invalid as a private placement under the Securities Act for any reason (including but not limited to by reason of the doctrine of "integration" with the IPO) or would otherwise conflict with any Securities Laws or give rise to any other legal impediment or requirement that would prevent or materially delay the consummation of or unreasonably interfere with the IPO, then the Company, Crosslink and TCV shall negotiate in good faith and agree to an alternative private placement of securities of the Company, with such alternative private placement to be for such securities, to close at such time and to be on such other terms and conditions as shall carry out to the extent reasonably practicable the intended purpose and intent of this Section 2 without being invalid as a private placement under the Securities Act for any reason (including but not limited to by reason of the doctrine of "integration" with the IPO) or otherwise conflicting with any Securities Laws or giving rise to any other legal impediment or requirement that would prevent or materially delay the consummation of or unreasonably interfere with the IPO; (ii) the closing of any Private Placement or any alternative private placement under this Section 2 shall be conditioned, in any event, upon the completion of the IPO; and (iii) the Company

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may withdraw any registration statement for an IPO at any time without thereby incurring any liability to any of Crosslink, TCV or the Investor Affiliates.

         3. Notices. All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed effectively given upon personal delivery or delivery by overnight courier, or on the first business day after transmission if sent by confirmed facsimile transmission or electronic mail transmission, in the case of the Company as set forth in the Purchase Agreement; in the case of Crosslink to Jason Sanders, Crosslink Capital, Two Embarcadero Center, Suite 2200, San Francisco, CA 94111, facsimile number 415-617-1801, with a copy (which shall not constitute notice) to Heller Ehrman White & McAuliffe LLP, 275 Middlefield Road, Menlo Park, California 94025, attn: Sarah A. O'Dowd, facsimile number: (650) 324-0638; and in the case of TCV as set forth on the signature page hereto with a copy (which shall not constitute notice) to Gunderson Dettmer Stough Villeneuve Franklin & Hachigian, LLP, 610 Lincoln Street, Waltham, Massachusetts 02451, attn: Jay K. Hachigian, facsimile number (781) 622-1622.

         4. Severability. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that no such severability shall be effective if it materially changes the economic benefit of this Agreement to any party.

         5. Entire Agreement; Modification; Waiver. This Agreement sets forth the entire agreement of the parties hereto with respect to the matters contained herein and no prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective for any purpose. No supplement, modification or amendment to this Agreement shall be binding unless executed in writing by (a) the Company, (b) Crosslink and (c) TCV. No waiver of any of the provisions of this Agreement shall be deemed, or shall constitute, any waiver of any other provision, whether or not similar, nor shall any waiver constitute a continuing waiver. No waiver shall be binding unless executed in writing by the party making the waiver. The rights under this Agreement are assignable by Crosslink only to affiliates of Crosslink and by TCV only to affiliates of TCV or to entities under common investment management with TCV and only to the extent that such assignment is made in compliance with applicable securities laws.

         6. Construction. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts as applied to agreements among residents of the Commonwealth of Massachusetts, made and to be performed entirely within the Commonwealth of Massachusetts.

                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the undersigned have exercised this Agreement as of the date first set forth above.

                            EGENERA, INC.

                            By: /s/ Vern J. Brownell
                                ------------------------------------------------
                            Name: Vern J. Brownell
                            Title: President and CEO

                            CROSSLINK CAPITAL, INC.

                            By: /s/ Michael J. Stark
                                ------------------------------------------------
                            Name: Michael J. Stark
                            Title: Managing Director

                             Address: Crosslink Capital, Inc.
                                      Two Embarcadero Center
                                      Suite 2200
                                      San Francisco, CA 94111
                                      Fax:  (415) 617-1801
                                      Attn:  Jason Sanders
                                      e-mail: jsanders@crosslinkcapital.com

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                            TCV IV, L.P.
                            a Delaware Limited Partnership

                            By: Technology Crossover Management IV, L.L.C.
                            Its: General Partner

                            By: /s/ Robert Bensky
                                ------------------------------------------------
                            Name: Robert Bensky
                            Title: Attorney-in-Fact

                            TCV IV STRATEGIC PARTNERS, L.P.
                            a Delaware Limited Partnership

                            By: Technology Crossover Management IV, L.L.C.
                            Its:  General Partner

                            By: /s/ Robert Bensky
                                ------------------------------------------------
                            Name: Robert Bensky
                            Title: Attorney-in-Fact

                            Address: Technology Crossover Ventures
                                     528 Ramona Street
                                     Palo Alto, CA 94301
                                     Attn: -------------------------
                                            Carla Newell

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                                   SCHEDULE I

                          CROSSLINK INVESTOR AFFILIATES

CROSSLINK VENTURES IV, L.P.
OFFSHORE CROSSLINK OMEGA VENTURES IV (a Cayman Islands Unit Trust) CROSSLINK OMEGA VENTURES IV GmbH & Co. KG
OMEGA BAYVIEW IV, L.L.C.
CROSSLINK CROSSOVER FUND III, L.P.
CROSSLINK CROSSOVER FUND IV, L.P.
OFFSHORE CROSSLINK CROSSOVER FUND III, Unit Trust

                             TCV INVESTOR AFFILIATES

TCV IV, L.P.
TCV IV Strategic Partners, L.P.